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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported): August 27, 2004


                                Rock-Tenn Company
             (Exact name of registrant as specified in its charter)


         Georgia                     0-23340                  62-0342590
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)             File Number)           Identification No.)



        504 Thrasher Street, Norcross, Georgia             30071
       (Address of principal executive offices)          (Zip Code)



                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.05. Costs Associated with Exit or Disposal Activities.

On August 27, 2004, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "August 27 Press Release") that announced Rock-Tenn's decision to close its St. Paul, Minnesota folding carton facility, effective December 2004.

The August 27 Press Release discloses the following information:

-- The date of Rock-Tenn's commitment to the closure and a description of the closure, including the facts and circumstances leading to the closure and the expected completion date of the closure.

-- For each major type of cost associated with the closure, an estimate of the total amount expected to be incurred in connection with the closure.

-- An estimate of the total amount expected to be incurred in connection with the closure.

-- Rock-Tenn's estimate of the amount or range of amounts of the charge that will result in future cash expenditures.

A copy of the August 27 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.


Item 2.06. Material Impairments.

The August 27 Press Release also discloses the following information:

-- The date of Rock-Tenn's conclusion that a material charge is required and a description of the impaired asset or assets and the facts and circumstances leading to the conclusion that the charge for impairment is required.

--   Rock-Tenn's estimate of the amount of the impairment charge.

-- Rock-Tenn's estimate of the amount of the impairment charge that will result in future cash expenditures.

A copy of the August 27 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.


Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits

           99.1    August 27 Press Release





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ROCK-TENN COMPANY
                                                      (Registrant)




Date: August 27, 2004                    By: /s/ Steven C. Voorhees
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                                             Steven C. Voorhees
                                             Executive Vice-President and
                                             Chief Financial Officer
                                             (Principal Financial Officer,
                                             Principal Accounting Officer and
                                             duly authorized officer)



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                                INDEX TO EXHIBITS


Exhibit Number and Description
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99.1     August 27 Press Release